Exhibit 10.16

                               THIRD AMENDMENT TO
                         CARRAMERICA REALTY CORPORATION
                      1997 STOCK OPTION AND INCENTIVE PLAN


                  CarrAmerica Realty Corporation, a Maryland corporation (the "Company"), hereby certifies as follows:

                  1. The Company deems it appropriate to execute this certificate to evidence adoption of an amendment to its 1997 Stock Option and Incentive Plan (the "Plan") that permitted non-employee directors to receive grants under the Plan (the "Amendment").

                  2. On September 21, 1998, the Board of Directors of the Company adopted the Amendment.

                  3. Section 6.1 of the Plan therefore has been amended, effective as of September 21, 1998, and now reads as follows:

                  "6.1 Company or Subsidiary Employees or Non-Employee Directors. Grants (including Grants of Incentive Stock Options) may be made under the Plan to (i) any employee of the Company or of any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary and (ii) any non-employee director of the Company, as the Committee shall determine and designate from time to time."

                  IN WITNESS WHEREOF, the Company has caused this certificate to be signed by the undersigned, a duly authorized officer of the Company, as of December 31, 1998.

                                         CarrAmerica Realty Corporation


                                         By:  /s/ Linda A. Madrid
                                              --------------------------
                                              Linda A. Madrid
                                              Managing Director

Attest:  /s/ Kelly N. Holdcraft
         --------------------------
         Kelly N. Holdcraft
         Assistant Secretary